                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 29, 2002

                               ACXIOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Delaware                  0-13163                71-0581897
     (State of Incorporation)  (Commission File Number)     (IRS Employer
                                                         Identification No.)

       P.O. BOX 8180, 1 INFORMATION WAY, LITTLE ROCK, ARKANSAS 72203-8180
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (501) 342-1000

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  Other Events and Regulation FD Disclosure.

         Pursuant to Rule 135c of the Securities Act of 1933, as amended, Acxiom
Corporation hereby files its News Release dated January 29, 2002, announcing its intent to offer approximately $150 million in convertible subordinated notes, attached as Exhibit 99.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

            99         Text of the Press Release.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Acxiom Corporation

Date:    January 29, 2002                  By:__________________________________
                                               Catherine L. Hughes
                                               Secretary and Corporate Counsel